Second Quarter 2017 Results July 25, 2017 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through August 8, 2017 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13666119 Webcast Replay at www.altramotion.com Exhibit 99.2

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those related to expectations regarding economic conditions, expectations regarding the continued upturn of the Company’s end markets, the expected benefit from the Company’s consolidation, supply chain and operational excellence initiatives, the expected execution of the Company’s strategic plan during the second half of the year, expectations on the improvement in certain of the Company’s end markets, the statements under our "Business Outlook" , our acquisition strategies, our ability to execute our strategic plan, and the Company’s updated guidance for full year 2017.   In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Guardian and Stromag acquisitions and integration and other acquisitions, (24) risks associated with the Company's closure of a manufacturing facility in China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with our exposure to renewable energy markets, (29) risks related to regulations regarding conflict minerals, (30) risks related to restructuring and plant consolidations, and (31) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.  1

Second Quarter 2017 Highlights Achieved record quarterly net sales, representing an increase of 22% from the second quarter of 2016 Continued improvement in certain of our end markets that have been challenged Achieved a 40 basis point increase in gross margin Achieved a 150 basis point increase in operating margin 2

3 Stromag Acquisition Integration is going well and is on schedule To date, accretion exceeding our assumption Cross-selling efforts are proceeding ahead of schedule Completed the move of the fourth and final Stromag manufacturing operation from seller’s facility to our facility on schedule Year one synergies already secured Transaction Update

End Market Review Sales to Distribution were flat year over year and up slightly sequentially Turf and Garden sales were up slightly year over year and are flat year to date Ag market sales were strong compared to last year and up sequentially Material handling was down year-over-year across most sectors Oil and gas sales continue to improve and rig count appears to be leveling off Renewable energy sales were down from last year, while conventional power generation sales were essentially flat Metals sales were flat compared to the prior year quarter Mining sales were up in the quarter both year over year and sequentially as maintenance activity continues to improve 4

Q2 2017 Financial Highlights 5 Net Income (amounts in millions) Q1 2017 Q1 2016 Reported Net Income $10.3 $8.8 Restructuring and consolidation costs 1.9 1.6 Loss on extinguishment of convertible debt 1.8 - Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 - Tax impact of above adjustments (2.1) (1) (0.5) (2) Non-GAPP net income 15.3 9.9 Non-GAAP diluted earnings per share $0.53 $0.38 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.9% by the above items Gross Profit (amounts in millions) Q1 2017 Q1 2016 Reported Gross Profit $66.2 $54.6 Amortization of inventory fair value adjustment 2.3 - Non-GAAP gross profit $68.5 $54.6 Non-GAAP gross profit as % of sales 31.8% 30.2% QTD QTD Q2 2017 Q2 2016 $ Change % Change ($ millions) Net sales $223.4 $182.7 $40.7 22.3% Gross Profit $72.1 $58.2 $13.9 23.9% % of net sales 32.3% 31.9% SG&A $41.6 $35.9 $5.7 15.9% % of net sales 18.6% 19.6% Income from operations $23.1 $16.2 $6.9 42.6% % of net sales 10.4% 8.9% Net Income $15.4 $9.3 $6.1 65.6% % of net sales 6.9% 5.1% Earnings Per Share: Diluted $0.53 $0.36 $0.17 47.2% Non-GAAP Diluted * $0.57 $0.42 $0.15 35.7% Weighted Average Common Shares Outstanding: Diluted 29,114 25,968 3,146 12.1%

Selected Segment Data 6 Segment Financial Information Quarter Ended March 31, Variance 2017 2016 $ % Net Sales: Couplings , Clutches & Brakes $ 106.2 $ 75.6 $ 30.6 40.5% Electromagnetic Clutches & Brakes 63.9 57.3 6.5 11.4% Gearing 47.0 48.9 (1.9) -3.9% Inter-segment eliminations (1.7) (1.4) (0.3) 18.3% Net sales $215.4 $ 180.5 $ 35.0 19.4% Income from operations: Segment earnings: Couplings, Clutches & Brakes $ 8.3 $ 6.3 $ 2.1 32.6% % of segment sales 7.9% 8.3 % Electromagnetic Clutches & Brakes 7.6 6.5 1.1 17.5% % of segment sales 11.9% 11.3% Gearing 5.5 5.8 (0.2) -4.1% % of segment sales 11.7% 11.8% Restructuring (1.9) (1.6) (0.3) 22.2% Corporate Expenses (1.9) (2.0) Income from operations $ 17.7 $ 15.0 $ 2.7 17.9% % of total sales 8.2% 8.3% Segment Financial Information Quarter Ended June 30, Variance 2017 2016 $ %Net Sales: Couplings, Clutches & Brakes $111.0 $78.2 $32.8 41.9% Electromagnetic Clutches & Brakes 65.3 57.1 8.2 14.4% Gearing 49.1 49.1 - - Inter-segment eliminations (2.0) (1.6) (0.4) 25.0% Net sales $223.4 $182.7 $40.7 22.3% Income from operations: Segment earnings: Couplings, Clutches & Brakes $12.0 $7.6 $4.4 57.9% % of segment sales 10.8% 9.7% Electromagnetic Clutches & Brakes 8.2 7.1 1.1 15.5% % of segment sales 12.6% 12.4% Gearing 6.6 5.9 0.7 11.9% % of segment sales 13.4% 12.0% Restructuring (1.2) (1.6) 0.4 -22.7% Corporate expenses (2.4) (2.7) 0.3 -11.1% Income from operations $23.1 $16.2 $6.9 42.6% % of total sales 10.4% 8.9%

Balance Sheet Highlights 7 Balance Sheet Highlights (amounts in millions) Q2 2017 Q2 2016 Cash $59.0 $34.3 Total Debt $308.4 $218.3 Total Debt less Cash $249.4 40.3% $184.0 42.4% Shareholders' Equity $368.8 59.7% $250.0 57.6% Shareholders' Equity plus Debt, less Cash $618.2 100.0% $434.0 100.0% Shares Outstanding 29.1 26.0 3.1 Total Debt Less Cash 40.3% Shareholders' Equity 59.7%

2017 Guidance $850 - $865 Million in sales $1.74 - $1.84 diluted earnings per share $1.95 - $2.05 Non-GAAP diluted earnings per share * $25 - $30 Million in capital expenditures $35 - $37 Million in depreciation and amortization Tax rate approximately 29% - 31% before discrete items * See Appendix 8

Summary Expect bottom line to improve as end markets strengthen and business simplification initiatives mature Integration of Stromag completed and realizing synergies as expected Raised 2017 guidance 9

Discussion of Non-GAAP Measures *As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 10

Appendix Non-GAAP Measures * 11 Non-GAAP Net Income (amounts in millions) Q1 2017 Q1 2016 Reported Net Income $10.3 $8.8 Restructuring and consolidation costs 1.9 1.6 Loss on extinguishment of convertible debt 1.8 - Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 - Tax impact of above adjustments (2.1) (1) (.05) (2) Non-GAAP net income 15.3 9.9 Non-GAAP diluted earnings per share $0.53 $0.38 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.7% by the above (2) tax impact is calculated by multiplying estimated effective tax rate, 29.9% by the above items Non-GAAP Income from operations ( amounts in millions) Q1 2017 Q1 2016 Reported Income from Operations $17.7 $15.0 Restructuring and consolidation costs 1.9 1.6 Amortization of inventory fair value adjustment 2.3 - Acquisition related expenses 1.0 Non-GAAP income from operations $22.9 $16.5 Non-GAAP Operating Working Capital (amounts in millions) Q1 2017 Q1 2016 Accounts Receivable $132.6 $103.9 inventories 139.4 119.4 Accounts Payable (60.9) (37.3) Operating Working Capital $211.1 $186.0 Free Cash Flow (amounts in millions) Q1 2017 Q1 2016 Operating Cash Flow $3.0 $6.1 Less Capex (7.3) (5.7) Free Cash Flow ($4.3) $0.4 Non-GAAP Diluted EPS Guidance (amounts in millions) Projected Fiscal Year 2016 Net Income per share Diluted $1.7 - $1.80 Restructuring and consolidation costs 0.06 Acquisition related expenses 0.03 Amortization of inventory fair value adjustment 0.06 Loss on extinguishment of convertible debt 0.04 Tax impact of anove adjustments** (0.06) Non-GAAP Diluted EPS Guidance $1.83 - $ 1.93 ** Tax impact is calculated by multiplying the effect tax rate for the period of 31% Non-GAAP Net Income (amounts in millions) Q2 2017 Q2 2016 Reported Net Income $15.4 $9.3 Restructuring and consolidation costs 1.2 1.6 Legal fees associated with pursuit of unfair trade remedy - 0.5 Acquisition related expenses 0.6 - Tax impact of above adjustments (0.5) (1) (0.6) (2) Non-GAAP net income 16.6 10.9 Non-GAAP diluted earnings per share $0.57 $0.42 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.9% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.1% by the above items (amounts in millions) Q1 2017 Q1 2016 Reported Income from Operations $23.1 $16.2 Restructuring and consolidation costs 1.2 1.6 Legal fees associated with pursuit of unfair trade remedy - 0.5 Acquisition related expenses 0.6 - Non-GAAP income from operations $24.9 $18.4 "*Reconciliation of 2017 Non-GAAP Net Income and Diluted EPS Guidance" (Amounts in millions except per share information) Fiscal Year 2017 Fiscal Year 2017 Diluted earnings per share Net Income $50.5 - $53.5 $1.74 - $1.84 Adjustments * Restructuring and consolidation costs 3.1 Acquisition related expenses 1.6 Amortization of inventory fair value adjustment 2.3 Loss on extinguishment of debt 1.8 Tax impact of above adjustments* (2.6) Non-GAAP Net Income $56.7 - $59.7 $1.95 - $2.05 * Adjustments are pre-tax, with net tax impact listed separately ** Tax impact is calculated by multiplying the effective tax rate for the period of 29.9% by the above items. Free Cash Flow (amounts in millions) Q2 2017 Q2 2016 Operating Cash Flow $23.0 $24.4 Less Capex (7.1) (5.2) Free Cash Flow $15.9 $19.2 Non-GAAP Operating Working Capital (amounts in millions) Q2 2017 Q2 2016 Accounts Receivable $137.8 $103.3 Inventories 142.7 120.6 Accounts Payable (57.5) (44.6) Operating Working Capital $223.0 $179.3

Appendix Non-GAAP EBITDA Reconciliation * 12 * Based upon management's estimate of Stromag's financial results for the six months ended December 31, 2016. Stromag's actual historical results for the period have not been subject to an audit and cannot be verified at this point in time.  Moreover, the non-GAAP adjusted EBITDA of Stromag cannot be reconciled to actual audited results because no such results are available to management.  Nonetheless, management believes that an estimate of Stromag's adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any. EBITDA Reconciliation (amounts in millions) Q3 2016 Q4 2016 Q1 2017 Q2 2017 LTM Net Income $5.3 $1.7 $10.3 $15.4 $32.7 Asset Impairment and Other, Net 0.2 7.7 (0.1) - 7.8 Loss on write-off of deferred financing and extinguishment of convertible debt - 2.0 1.8 - 3.8 Taxes 2.2 (1.1) 4.4 5.9 11.4 Interest Expense, net 2.8 3.1 1.7 2.0 9.6 Depreciation Expense 5.7 5.4 6.5 6.4 24 Amortization Expense 2.1 1.9 2.3 2.4 8.7 Amortization of inventory fair value adjustment - - 2.3 - 2.3 Stock Compensation Expense 1.1 0.8 1.8 1.4 5.1 Restructuring and consolidation expense 3.9 3.3 1.9 1.2 10.3 Adjusted EBITDA $23.3 $24.8 $32.9 $34.7 $115.7 Six mos. ended 12/31/2016 Estimated Stromag Adjusted EBITDA * $9.4 Proforma Combined Adjusted EBITDA $125.1